Exhibit 99.2
Q2 2025 Earnings Report August 7, 2025 | Nasdaq: COLL Healthier people. Stronger communities.

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2025 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products; the size of the markets for our products, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We believe the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year-over-year basis and manage our budgeting and forecasting. In addition, certain non-GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non-sales force employees, including senior management. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude stock-based compensation expense from adjusted EBITDA although: (i) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; and (ii) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; • we exclude executive transition expenses from adjusted EBITDA as the amount and/or frequency of these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA and adjusted operating expenses to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2025 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors.

Business Update Vikram Karnani President & Chief Executive Officer

4 Building a leading, diversified biopharmaceutical company committed to improving the lives of people living with serious medical conditions Healthier people. Stronger communities. Collegium is Well-Positioned for Continued Growth 1. This financial data is calculated based on data provided by Collegium in its press release on Form 8-K filed with the SEC on August 7, 2025, and on February 27, 2025. 2025 guidance represents the mid-point of 2025 financial guidance ranges and estimated year-over-year change represents the mid-point of 2025 financial guidance ranges compared to 2024 financial results. Strong track record of using cash generated to fuel highly successful business development opportunities Committed to increasing shareholder value by growing revenues, adjusted EBITDA and strategically deploying capital 2025 expected sales $753M 2024 sales $631M +19% FIVE MARKETED PRODUCTS1

Recent Business Highlights – Q2 2025[1]

Accelerated Commercial Momentum

Jornay PM methylphenidate HCl CII extended-release capsules

+23% YoY growth in Q2'25 prescriptions[2]

Pain Portfolio

BELBUCA (buprenorphine) Buccal Film; Xtampza ER; NUCYNTA; NUCYNTA ER

+7% YoY growth in Q2'25 net revenue

Achieved Top-and Bottom-line Growth

Product Revenues, Net



+29%
$145.3M
$188.0M
Q2'24
Q2'25

Adjusted EBITDA[3]



+9%
$96.0M
$105.1M
Q2'24
Q2'25

Strategically Deployed Capital and Strengthened Balance Sheet

$72.4M in cash from operations;

$222.2M in cash, cash equivalents, and marketable securities, up $59.4M from December 2024

~1.4x net debt to adjusted EBITDA at end of Q2'25[3,4]

$25M ASR completed in July 2025

$150M share repurchase program authorized through December 2026

Collegium PHARMACEUTICAL

1. Unless otherwise noted, this financial data was provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 7, 2025.
2. IQVIA NPA through June 2025.
3. Represents a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2.
4. Net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 7, 2025.

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DRIVE SIGNIFICANT Jornay PM Growth • Invest in Jornay PM to support near-term growth and create significant momentum in 2026 and beyond • Increase adoption in an expanded set of prescribers • Raise awareness in patients and caregivers to drive prescription growth 6 Building on a Successful Strategy STRATEGICALLY Deploy Capital • Expand portfolio through disciplined business development • Rapidly pay down debt and opportunistically repurchase shares MAXIMIZE Pain Portfolio • Maximize and enhance durability of pain portfolio • Generate durable operating cash flows from portfolio of differentiated medicines

7 Collegium’s Vision for the Next Phase of Growth1 Time 1. Illustrative purposes only. Opportunity FUTURE FURTHER EXPANSION Product diversification and capital deployment NEUROPSYCHIATRY PAIN PORTFOLIO

Commercial Update Scott Dreyer Executive Vice President & Chief Commercial Officer

Strong Intent to Increase Prescribing 9 Product Differentiation and Strong Brand Fundamentals Drive Utilization1 1. ATU (Awareness, Trial, & Usage) Market Research Study, completed Q2 2025. Jornay PM Considered Highly Differentiated #1 highest rated branded ADHD medicine in terms of product differentiation >60% of surveyed HCPs plan to increase prescribing (highest among all other branded ADHD medicines) >70% of patients/caregivers who request Jornay PM from their physician, receive it

16% 23% Q2'24 Q2'25 10 Fastest Growing Stimulant for Treatment of ADHD STRONG AND GROWING PRESCRIBER BASE2 ACCELERATION IN QUARTERLY PRESCRIPTIONS1 21K 26K Q2'24 Q2'25 +23% 1. IQVIA NPA through June 2025. 2. IQVIA Xponent through June 2025; approximate quarterly prescriber counts. MARKET SHARE IN BRANDED LONG-ACTING METHYLPHENIDATE MARKET1 +7.6% 151K 186K Q2'24 Q2'25 +23%

Investing in Jornay PM to Drive Additional Momentum

Jornay PM®
methylphenidate HCl CII
extended-release capsules

COMMERCIAL PRIORITIES FOCUSED ON GROWTH

Increase Awareness and Adoption with Expanded Set of Prescribers

- Expanded ADHD sales force to ~180 sales reps deployed to cover full market opportunity
- Leveraging non-personal promotion to increase awareness and use of Jornay PM

Raise Caregiver and Patient Awareness to Drive HCP Request

- Launched digital marketing and social media strategies to target caregivers and patients for "back-to-school" season
- Developed and launched new patient support resources

JORNAY PM NEAR-TERM REVENUE EXPECTATIONS[1]


+42%
$140 -145M
$100.7M2
2024
2025E

2025 investments in Jornay PM expected to support near-term growth and drive significant momentum in 2026 and beyond

Collegium PHARMACEUTICAL

1. This financial data is calculated based on data provided by Collegium in its press release on Form 8-K filed with the SEC on August 7, 2025, and on February 27, 2025. The estimated year-over-year change represents the mid-point of 2025 financial guidance ranges compared to 2024 financial results.
2. Represents pro forma Jornay PM net revenue. Collegium recognized $37.2M of Jornay PM net revenue in 2024 following the close of the Ironshore Therapeutics acquisition on September 3, 2024.

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12 Well Positioned to Maximize and Enhance Durability of Responsible Pain Management Portfolio 1. This financial data was provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 7, 2025. 2. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. #1 highest rated branded ER opioid in terms of product differentiation and favorability 74% of surveyed target HCPs plan to increase prescribing STRONG BRAND FUNDAMENTALS2 #1 highest rated ER oxycodone in terms of product differentiation and favorability 48% of surveyed target HCPs plan to increase prescribing SUCCESSFUL COMMERCIAL EXECUTION OF GROWTH STRATEGY1 $52.6M +18% YoY growth in Q2’25 revenues $52.6M +1% YoY growth in Q2’25 revenues

Financial Highlights Colleen Tupper Executive Vice President & Chief Financial Officer

$96.0M $105.1M Q2'24 Q2'25 Q2’25 Financial Highlights1 Record Product Revenues, Net $145.3M $188.0M Q2'24 Q2'25 +29% Adjusted Operating Expenses2 $30.3M $61.9M Q2'24 Q2'25 +104% Adjusted EBITDA2 +9% 14 1. This financial data was provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 7, 2025. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2.

Raised 2025 Financial Guidance: Strong Top-and Bottom-Line Growth 1. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2. This financial data was provided by Collegium in its press release on Form 8-K filed with the SEC on August 7, 2025. 3. This financial data is calculated based on data provided by Collegium in its press release on Form 8-K filed with the SEC on August 7, 2025, and on February 27, 2025. The estimated year-over-year change represents the mid-point of 2025 financial guidance ranges compared to 2024 financial results. 15 Prior Guidance Range2 Updated Guidance Range YoY Change3 Product Revenues, Net $735 – 750M $745 – 760M +19% Jornay PM Revenue, Net >$135M $140 - 145M +42% Adjusted EBITDA1 $435 – 450M $440 – 455M +12% Adjusted Operating Expenses1 $220 – 230M $225 – 235M +53%

Disciplined Capital Deployment

EXPAND PORTFOLIO THROUGH BUSINESS DEVELOPMENT

- **Acquisition of Ironshore** added lead growth driver, **Jornay PM**, new sales force in **neuropsychiatry & pediatrics**, and **new platform for growth** in ADHD
- **Further expand and diversify portfolio** through business development

OPPORTUNISTICALLY LEVERAGE SHARE REPURCHASE PROGRAM

- **$25M Accelerated Share Repurchase** completed in July 2025
- **Repurchased $222M** in shares since 2021[1]
- **$150M** share repurchase program authorized by Board through December 2026

RAPIDLY PAY DOWN DEBT

- Ended Q2'25 with **net leverage of ~1.4x**
- Rapidly deleveraging and expect to end 2025 with net leverage of **<1.0x**[2]

Collegium PHARMACEUTICAL

1. This financial data was provided by Collegium in its Quarterly Report on Form 10-Q filed with the SEC on August 7, 2025, and Annual Reports on Form 10-K filed with the SEC on February 22, 2024, and February 27, 2025.
2. Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2. Net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 7, 2025. Estimated 2025 net debt/adjusted EBITDA is calculated based on Collegium's forecast of net debt at year-end 2025, compared to the mid-point of the 2025 guidance ranges provided by Collegium in its press release filed with the SEC on August 7, 2025. This financial data assumes no additional debt is incurred.

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Closing Remarks Vikram Karnani President & Chief Executive Officer

Collegium’s Next Phase of Growth 18 Growing Revenue CREATING VALUE FOR SHAREHOLDERS Increasing Profitability Generating Strong Cash Flows Strategically Deploying Capital Business Development

19 Healthier people. Stronger communities. Building a leading, diversified biopharmaceutical company committed to improving the lives of people living with serious medical conditions.

Non-GAAP Reconciliations

21 Reconciliation of GAAP Net Income to Adjusted EBITDA (in thousands, unaudited) GAAP net income $ 11,983 $ 19,606 $ 14,400 $ 47,319 Adjustments: Interest expense 20,463 15,587 41,253 32,926 Interest income (2,383) (4,397) (4,608) (8,884) Loss on extinguishment of debt — 7,184 — 7,184 Provision for income taxes 5,042 9,491 5,747 18,400 Depreciation 1,135 952 2,226 1,869 Amortization 55,473 34,515 110,946 69,032 Stock-based compensation 10,818 10,012 22,342 17,487 Recognition of step-up basis in inventory 1,954 — 5,431 — Executive transition expense — 3,051 1,397 3,051 Acquisition related expenses 935 — 2,224 — Gain on fair value remeasurement of contingent consideration (358) — (1,144) — Total adjustments $ 93,079 $ 76,395 $ 185,814 $ 141,065 Adjusted EBITDA $ 105,062 $ 96,001 $ 200,214 $ 188,384 Three Months Ended June 30, 2025 2024 Six Months Ended June 30, 2025 2024

22 Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands, unaudited) GAAP operating expenses $ 73,279 $ 43,335 $ 148,916 $ 85,317 Adjustments: Stock-based compensation 10,818 10,012 22,342 17,487 Executive transition expense — 3,051 1,397 3,051 Acquisition related expenses 935 — 2,224 — Gain on fair value remeasurement of contingent consideration (358) — (1,144) — Total adjustments $ 11,395 $ 13,063 $ 24,819 $ 20,538 Adjusted EBITDA $ 61,884 $ 30,272 $ 124,097 $ 64,779 Three Months Ended June 30, 2025 2024 Six Months Ended June 30, 2025 2024

23 Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts, unaudited) 1. The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended June 30, 2025 and 2024 were 25.7% and 25.9%, respectively; and the blended federal and state statutory rate for the six months ended June 30, 2025 and 2024 were 25.8% and 26.2%, respectively. As such, the non-GAAP effective tax rates for the three months ended June 30, 2025 and 2024 were 25.5% and 21.3%, respectively; and the non-GAAP effective tax rates for the six months ended June 30, 2025 and 2024 were 25.4% and 24.6%, respectively. 2. Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense is added-back to non-GAAP adjusted net income. For the three and six months ended June 30, 2025 and 2024, adjusted weighted-average shares – diluted includes 6,606,305 shares, attributable to our convertible notes. In addition, adjusted earnings per share includes other potentially dilutive securities to the extent that they are not antidilutive. GAAP net income $ 11,983 $ 19,606 $ 14,400 $ 47,319 Adjustments: Non-cash interest expense 1,355 1,604 2,722 3,384 Loss on extinguishment of debt — 7,184 — 7,184 Amortization 55,473 34,515 110,946 69,032 Stock-based compensation 10,818 10,012 22,342 17,487 Recognition of step-up basis in inventory 1,954 — 5,431 — Executive transition expense — 3,051 1,397 3,051 Acquisition related expenses 935 — 2,224 — Gain on fair value remeasurement of contingent consideration (358) — (1,144) — Income tax effect of above adjustments (1) (17,871) (12,008) (36,608) (24,661) Total adjustments $ 52,306 $ 44,358 $ 107,310 $ 75,477 Non-GAAP adjusted net income $ 64,289 $ 63,964 $ 121,710 $ 122,796 Adjusted weighted-average shares — diluted (1) 39,075,703 40,383,695 39,283,297 40,510,943 Adjusted earnings per share (2) $ 1.68 $ 1.62 $ 3.16 $ 3.09 Three Months Ended June 30, 2025 2024 Six Months Ended June 30, 2025 2024